UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2010

RCLC, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-01031	22-0743290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1480 Route 9, North. Suite 301, Woodbridge, New Jersey	07095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 877-1788

RONSON CORPORATION
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RCLC, INC.
FORM 8-K INDEX

ITEM	PAGE

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT	1

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS	1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	1

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on management’s plans and expectations that are subject to uncertainty.  Forward-looking statements are based on current expectations of future events.  The Company cannot assure that any forward-looking statement will be accurate.  If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated.  Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties.  The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.

Item 1.02	Termination of a Material Definitive Agreement.

On October 15, 2010 (the “Closing Date”), RCLC, Inc. (the “Company”) and its wholly-owned subsidiaries, RCPC Liquidating Corp. (“RCPC”), RCC, Inc. (“RCC”), and Ronson Aviation, Inc. (“Ronson Aviation”), (together, the “borrowers”) repaid all amounts due to Wells Fargo Bank, National Association (“Wells Fargo”) from the proceeds of the sale of substantially all of the assets of the Company’s aviation business, more fully described in Item 2.01 below.  The Wells Fargo loan agreement and DIP finance agreement were terminated with the repayment.  The repayment totaled approximately $6,447,000; composed of principal and interest of about $3,485,000, fees to Wells Fargo’s attorneys of  about $399,000, the DIP financing fee of $10,000, the restoration of custodial funds of RCPC of about $2,528,000, and a reserve of $25,000 to be held by Wells Fargo for 60 days..  The RCPC custodial funds were subsequently remitted by Wells Fargo to RCPC.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously reported, on September 30, 2010, the Company entered into an Amended and Restated Asset Purchase Agreement with Trenton Aviation, LLC, (“Trenton Aviation”), a wholly-owned subsidiary of Ross Aviation, LLC, for the sale of substantially all of the assets of the Company’s aviation business (other than certain excluded assets including cash and cash equivalents and accounts receivable) for a purchase price of $10.7 million in cash (of which $500,000 is being held in escrow in connection with environmental matters) plus the assumption of certain liabilities by Trenton Aviation as described in the Amended Asset Purchase Agreement.

Pursuant to the terms and conditions of the Amended Asset Purchase Agreement, on October 15, 2010, the Company completed the sale of the Company’s aviation business to Trenton Aviation for a purchase price of $10,700,000 in cash (of which $500,000 is being held in escrow in connection with environmental matters) and the assumption of liabilities of approximately $341,000.  In connection with the transaction, Ronson Aviation changed its name to RA Liquidating Corp.

The proceeds were utilized to repay all indebtedness to creditors secured by the assets of the aviation business and to pay certain transaction and advisory fees and expenses.  The remaining  proceeds will be utilized to pay unsecured liabilities in accordance with applicable law and certain advisors’ fees and expenses.  The Company does not expect that there will be any proceeds available for shareholders of the Company.

Item 9.01	Financial Statements and Exhibits.

(c) Pro forma Financial Information.

The following unaudited pro forma condensed consolidated financial information sets forth the pro forma condensed consolidated results of operations of  the Company for the year ended December 31, 2009 and the six months ended June 30, 2010 and the pro forma condensed consolidated financial position of the Company as of December 31, 2009 and June 30, 2010.

The unaudited pro forma condensed consolidated results of operations for the year ended December 31, 2009 and the six months ended June 30, 2010 and the unaudited pro forma condensed consolidated balance sheets as of December 31, 2009, and as of June 30, 2010 have been derived from the Company’s historical consolidated financial information and give effect to the sale of substantially all of the assets of the Company’s aviation division to Trenton Aviation, in exchange for $10.7 million in cash and assumption of certain liabilities,  and as if the amounts held in escrow in connection with certain environmental matters will ultimately be released to the Company.   There can be no assurance that the full amount held in escrow will ultimately be released to the Company.  The unaudited pro forma condensed consolidated results of operations for the year ended December 31, 2009 and the six months ended June 30, 2010, assume the sale occurred on January 1, 2009.   The unaudited pro forma condensed consolidated balance sheets as of December 31, 2009, and as of June 30, 2010, assume the sale occurred on the respective dates of the balance sheets.

The unaudited pro forma financial information has been prepared in accordance with Article 11 of Regulation S-X and should be read in conjunction with the Company’s historical audited consolidated financial statements and unaudited interim consolidated financial statements included in the Company’s periodic reports filed with the Securities and Exchange Commission.  This information is based on the assumptions and adjustments described in the accompanying notes and does not reflect any adjustments for non-recurring items or changes in operating strategies arising as a result of the transaction.  These unaudited pro forma condensed consolidated financial statements include no assumptions regarding the use of proceeds (other than to repay secured indebtedness and pay certain financial, legal and accounting advisors’ fees and expenses and transaction related expenses), which are presented as additional cash on the unaudited pro forma condensed consolidated balance sheets.  Accordingly, the actual effect of the transaction, due to this and other factors, could differ from the pro forma adjustments presented herein.  Management believes that the assumptions used and the adjustments made are reasonable under the circumstances and given the information available.

These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the transaction been consummated as of the dates indicated or of the results that may be obtained in the future.

RCLC, INC. AND ITS WHOLLY OWNED SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
December 31, 2009
(in thousands of dollars)

	HISTORICAL	PRO FORMA		PRO FORMA
	December 31, 2009	ADJUSTMENTS		December 31, 2009

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	-	1,847	(c)	1,847
Other current assets	329			329
Other current assets of discontinued operations	6,419	(84	)(a,c)	6,335
Total Current Assets	6,748	1,763		8,511

PROPERTY, PLANT AND EQUIPMENT:
Buildings and improvements	-			-
Machinery and equipment	121			121
	121	-		121

Less accumulated depreciation and amortization	111			111
	10	-		10

OTHER ASSETS	1,626			1,626
OTHER ASSETS OF DISCONTINUED OPERATIONS	8,836	(5,308	)(a)	3,528
	$17,220	$(3,545)		$13,675

LIABILITIES AND STOCKHOLDERS' DEFICIENCY
CURRENT LIABILITES:
Short-term debt	$300	$		$300
Current portion of long-term debt and leases	-			-
Accounts payable	2,394			2,394
Accrued expenses	2,010			2,010
Current liabilites of discontinued operations	14,693	(7,141	)( c)	7,552
Total Current Liabilities	19,397	(7,141)		12,256

LONG-TERM DEBT	-			-
OTHER LONG-TERM LIABILITIES	2,136			2,136
OTHER LONG-TERM LIABILITIES OF DISCONTINUED
OPERATIONS	476	(3	)(a)	473
COMMITMENTS AND CONTINGENCIES	-			-

STOCKHOLDERS' DEFICIENCY:
Common stock, par value $1	5,173			5,173
Additional paid-in capital	30,007			30,007
Accumulated income (deficit)	(35,606)	3,599	(b)	(32,007)
Accumulated other comprehensive loss	(2,766)			(2,766)
	(3,192)	3,599		407
Less cost of treasury shares	1,597	-		1,597
TOTAL STOCKHOLDERS' DEFICIENCY	(4,789)	3,599		(1,190)
	$17,220	$(3,545)		$13,675

RCLC, INC. AND ITS WHOLLY OWNED SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
June 30, 2010
(in thousands of dollars)

	HISTORICAL	PRO FORMA		PRO FORMA
	June 30, 2010	ADJUSTMENTS		June 30, 2010

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$15	$4,460	(c)	$4,475
Other current assets	454			454
Other current assets of discontinued operations	2,994	(658	)(a)	2,336
Total Current Assets	3,463	3,802		7,265

PROPERTY, PLANT AND EQUIPMENT:
Buildings and improvements	-			-
Machinery and equipment	-			-
	-	-		-

Less accumulated depreciation and amortization	-			-
	-	-		-

OTHER ASSETS	2,040	(1,097)		943
OTHER ASSETS OF DISCONTINUED OPERATIONS	5,437	(4,320	)(a)	1,117
	$10,940	$(1,615)		$9,325

LIABILITIES AND STOCKHOLDERS' DEFICIENCY
CURRENT LIABILITES:
Short-term debt	$300	$		$300
Current portion of long-term debt and leases	-			-
Accounts payable	2,701			2,701
Accrued expenses	1,475			1,475
Settlement with Pension Benefit Guaranty Corporation	4,410			4,410
Current liabilites of discontinued operations	5,939	(5,328	)(c)	611
Total Current Liabilities	14,825	(5,328)		9,497

LONG-TERM DEBT	-			-
OTHER LONG-TERM LIABILITIES	-			-
OTHER LONG-TERM LIABILITIES OF DISCONTINUED
OPERATIONS	305			305
COMMITMENTS AND CONTINGENCIES	-			-

STOCKHOLDERS' DEFICIENCY:
Common stock, par value $1	5,173			5,173
Additional paid-in capital	30,007			30,007
Accumulated income(deficit)	(37,786)	3,713	(b)	(34,073)
Accumulated other comprehensive income	13			13
	(2,593)	3,713		1,120
Less cost of treasury shares	1,597			1,597
TOTAL STOCKHOLDERS' DEFICIENCY	(4,190)	3,713		(477)
	$10,940	$(1,615)		$9,325

RCLC, INC. AND ITS WHOLLY OWNED SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
December 31, 2009
(in thousands of dollars, except per share data)
(unaudited)

	HISTORICAL	PRO FORMA		PRO FORMA
	December 31, 2009	ADJUSTMENTS		December 31, 2009

NET SALES	$-	$		$-

Cost and expenses:
General and administrative	1,323			1,323
Depreciation and amortization	47			47
	1,370	-		1,370

LOSS FROM CONTINUING OPERATIONS
BEFORE INTEREST AND OTHER ITEMS	(1,370)	-		(1,370)

Other expense:
Interest expense	57			57
Nonrecurring loss on termination of
retirement plan	-			-
Other-net	536			536
	593	-		593

LOSS FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	(1,963)	-		(1,963)

Income tax benefits	(552)			(552)

LOSS FROM CONTINUING OPERATIONS	(1,411)	-		(1,411)

Gain on sale of discontinued operation
(net of tax provision)	-	3,529	(b)	3,529

Loss from discontinued operations
(net of tax benefits)	(3,302)	1,804	(d,e)	(1,498)

NET EARNINGS (LOSS)	(4,713)	5,333		620

RCLC, INC. AND ITS WHOLLY OWNED SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
June 30, 2010
(in thousands of dollars, except per share data)
(unaudited)

	HISTORICAL	PRO FORMA		PRO FORMA
	June 30, 2010	ADJUSTMENTS		June 30, 2010

NET SALES	$-			$-

Cost and expenses:
General and administrative	972			972
Depreciation and amortization	5			5
	977	-		977

LOSS FROM CONTINUING OPERATIONS
BEFORE INTEREST AND OTHER ITEMS	(977)	-		(977)

Other expense:
Interest expense	19			19
Nonrecurring loss on termination of				-
retirement plan	6,046			6,046
Other-net	223			223
	6,288	-		6,288

LOSS FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	(7,265)	-		(7,265)

Income tax benefits	(2,901)			(2,901)

LOSS FROM CONTINUING OPERATIONS	(4,364)	-		(4,364)

Gain on sale of discontinued operation
(net of tax provision)	3,148			3,148

Loss from discontinued operations
(net of taxeffects)	(964)	532	(d,e)	(432)

NET LOSS	(2,180)	532		(1,648)

Notes to Pro Forma Unaudited Condensed Consolidated
Financial Information of the Sale of the Aviation Division

Basis of Presentation

The unaudited pro forma condensed consolidated financial information gives effect to the sale of substantially all of the assets to and assumption of liabilities of the Company’s aviation division by Trenton Aviation in exchange for approximately $10.7 million in cash ($.5 million of which is held in escrow for a period of three years or more after the closing to secure the Company’s environmental compliance obligations).  The Company expects to account for the disposition as discontinued operations in its consolidated financial statements in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, if shareholder approval of the transaction is obtained.

During the periods presented, the aviation division was operated as an operating segment within the Company.  As such, the Company did not maintain separate, stand-alone financial statements for the aviation division.  Accordingly, the financial information of the aviation division has been prepared from the historical accounting records of the Company and does not purport to reflect a balance sheet and statement of operations that would have resulted if the aviation division had been a separate, stand-alone company.  As an operating segment of the Company, the aviation division is dependent upon the Company for all of its working capital and financing requirements.

The unaudited pro forma condensed consolidated financial statements and these accompanying notes should be read together with the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.

(a)           The book value of the assets and liabilities expected to be included in the sale is composed of the following (in thousands):

	January 1, 2009	December 31, 2009	June 30, 2010
Inventories	$272	$357	$257
Other current assets	49	67	88
Property and equipment, net	3,562	3,373	3,278
Other assets	2	2	2
Assets	$3,885	$3,799	$3,625
Accounts payable and accrued expenses	360	360	360
Lease obligations	12	8	5
Liabilities	$372	$368	$365
Book value	$3,513	$3,431	$3,260

(b)           The pro forma gain on sale of the assets is composed of the following (in thousands):

	January 1, 2009	December 31, 2009	June 30, 2010
Gross sale price, including liabilities assumed by buyer	$11,072	$11,068	$11,065
Less liabilities assumed by buyer	372	368	365
Less prorated revenues and costs	36	36	36
Less transaction costs	1,118	1,118	1,118
Proceeds, net of expenses	9,546	9,546	9,546
Book value of assets sold	3,513	3,431	3,260
Unamortized loan costs, previously deferred	157	121	103
Gain on sale of assets, prior to income tax effect	5,876	5,994	6,183
Income tax expense	2,347	2,395	2,470
Gain on sale of assets, net of income taxes	$3,529	$3,599	$3,713

(c)           The pro forma cash proceeds and disbursements at or near the closing are as follows (in thousands):

	January 1, 2009	December 31, 2009	June 30, 2010
Gross sale price, including liabilities assumed by buyer	$11,072	$11,068	$11,065
Less liabilities assumed by buyer	372	368	365
Less amount held in escrow	500	500	500
Less transaction costs and other sale-related costs to be paid at closing	388	388	388
Less income taxes related to the sale	587	463	316
Less other payments at closing:
Secured lenders	5,042	6,136	3,116
Other secured liabilities	-	1,406	1,972
Other liabilities	-	-	-
	$4,183	$1,807	$4,408

(d)           The pro forma reductions in expenses in the periods presented are as follows, other than those included in the pro forma elimination of the operations related to the assets sold (in thousands):

	December 31, 2009	June 30, 2010
General and administrative expenses, professional fees incurred related to the Company's financing agreements	$1,116	$286

Interest expenses, assuming the secured lenders were repaid as of January 1, 2009	215	24

Other expenses, other financing costs related to the secured credit agreements to be repaid, including the forbearance fee	356	2
	$1,687	$312
Income tax expenses	674	125
Discontinued operations	$1,013	$187

(e)           Removal of the Aviation Division activity in the Statements of Operations for the periods ended (in thousands):

	December 31, 2009		June 30, 2010
Net sales		$7,769	$4,116
Cost and expenses:
Cost of sales		5,689	3,117
Selling, shipping and advertising		4	-
General and administrative		2,075	1,321
Depreciation and amortization		194	95
		7,962	4,533
		(193)	(417)

Other expenses:
Interest expenses		223	127
Other, net		312	27
		535	154
		(728)	(571)
Income tax benefits		63	(226)
Discontinued operations	$	(791)	$(345)

(d) Exhibits:  The following exhibits are filed herewith:

No.	Description

99.1	Press Release issued October 19, 2010 “Ronson Corporation (n/k/a RCLC, Inc.) Announces Completion of the Sale of its Aviation Business.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCLC INC.

Date: October 21, 2010	By:	/s/ Daryl K. Holcomb
Name: Daryl K. Holcomb
Title: Vice President, Chief Financial Officer and Controller

Exhibit Index

No.	Description

99.1	Press Release issued October 19, 2010 “Ronson Corporation (n/k/a RCLC, Inc.) Announces Completion of the Sale of its Aviation Business.”